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Exhibit 4.14

(FORM OF STOCK CERTIFICATE-FRONT SIDE)

SEE RESTRICTIVE LEGEND ON REVERSE SIDE

NUMBER	SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

MERISANT WORLDWIDE, INC.

This Certifies That                                                                           is the owner of                                                                           full paid and non-assessable SHARES OF THE CLASS B COMMON STOCK of MERISANT WORLDWIDE, INC. transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation, this                               day of                               A.D.

Warren B. Grayson, Secretary	Etienne J. Veber, President

(FORM OF STOCK CERTIFICATE-BACK SIDE)

For Value Received,            hereby sell, assign and transfer unto                                                                           Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint                               Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
In presence of

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH ACT AND ALL SUCH APPLICABLE LAWS OR ANY EXEMPTION FROM REGISTRATION IS AVAILABLE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SECURITYHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND THE SECURITIES ARE TRANSFERABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.

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  Exhibit 4.14